UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): October 19, 2005



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina                  000-22787               56-2028446
(State or other jurisdiction of     (Commission File        (I.R.S. Employer
        incorporation)                   Number)         Identification Number)



                6114 U.S. 301 South
             Four Oaks, North Carolina                    27524
     (Address of principal executive offices)          (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On October 19, 2005, Four Oaks Fincorp, Inc. (OTC BB: FOFN) issued a press release announcing reported financial results for the third quarter ended September 30, 2005. The full text of the press release is set forth in Exhibit
99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02, including the press release attached as Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.


         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release issued on October 19, 2005







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOUR OAKS FINCORP, INC.


                                           By:  /s/ Ayden R. Lee, Jr.
                                              ----------------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer



Date:  October 19, 2005

                                  EXHIBIT INDEX
                                 -------------


             Exhibit No.         Description
             -----------         -----------
             99.1                Press Release issued on October 19, 2005